UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2020

ACAMAR PARTNERS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Brickell Avenue, Suite 2130

Miami, Florida 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 264-6680

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ACAMU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	ACAM	The Nasdaq Capital Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	ACAMW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

On October 21, 2020, Acamar Partners Acquisition Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Acamar Partners Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Merger Sub”), and CarLotz, Inc., a Delaware corporation (“CarLotz”), providing for, among other things, and subject to the terms and conditions therein, a business combination between CarLotz and the Company pursuant to the proposed merger of Merger Sub with and into CarLotz with CarLotz continuing as the surviving entity (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger:

(a)                 each outstanding share of CarLotz common stock (the “CarLotz Common Stock”) (including CarLotz Common Stock resulting from the exercise and conversion of certain CarLotz securities exercisable or convertible into CarLotz Common Stock as of immediately prior to the closing of the Merger (the “Closing”) that is outstanding as of immediately prior to the effective time of the Merger will be cancelled and converted into the right to receive: (i) an amount of cash calculated pursuant to the terms of the Merger Agreement (the “Closing Per Share Cash Consideration”); (ii) newly issued shares of the Company’s Class A common stock (the “Company Common Stock”), calculated pursuant to the terms of the Merger Agreement (the “Closing Per Share Stock Consideration”); and (iii) a contingent and non-assignable right to a number of shares of Company Common Stock (the “Earnout Shares”) calculated pursuant to the terms of the Merger Agreement; and

(b)                each outstanding share of CarLotz Series A preferred stock (the “CarLotz Preferred Stock,” and together with the CarLotz Common Stock, the “CarLotz Stock”)) that is outstanding as of immediately prior to the effective time of the Merger will be cancelled and converted into the right to receive: (i) an amount of cash in respect of the liquidation preference of the CarLotz Preferred Stock calculated pursuant to the terms of the Merger Agreement (the “Per Preferred Share Liquidation Amount”); (ii) an amount of cash equal to the Closing Per Share Cash Consideration; (iii) a number of newly issued shares of Company Common Stock equal to the Closing Per Share Stock Consideration; and (iv) a contingent and non-assignable right to a number of Earnout Shares calculated pursuant to the terms of the Merger Agreement.

(c)                 each option to acquire CarLotz Common Stock (the “CarLotz Option”) that is outstanding immediately prior to the effective time of the Merger (other than those held by individuals that are no longer service providers of CarLotz), whether vested or unvested, will be cancelled and converted into (i) the right to receive an amount in cash calculated pursuant to the terms of the Merger Agreement (defined as the “Closing Per Option Cash Consideration” in the Merger Agreement), (ii) a number of options to acquire shares of Company Common Stock, with the number of options and the exercise price per option, in each case, calculated pursuant to the terms of the Merger Agreement, and otherwise on the same terms and conditions as were applicable to such CarLotz Option (defined as the “Base Acquiror Options” in the Merger Agreement), and (iii) a number of options to acquire an additional number of shares of Company Common Stock, with the number of additional shares and the exercise price per option, in each case, calculated pursuant to the terms of the Merger Agreement, and otherwise on the same terms and conditions as were applicable to such CarLotz Option (defined as the “Earnout Acquiror Options” in the Merger Agreement), subject to forfeiture if the First Threshold or the Second Threshold (as defined below) is not met prior to the Forfeiture Date (as defined below).

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If at any time during the 60 months following the Closing (the first business day following the end of such period, the “Forfeiture Date”), the closing trading price of the Company Common Stock is greater than $12.50 over any 20 trading days within any 30 trading day period (the “First Threshold”), the Company shall promptly issue 50% of the Earnout Shares to the holders of CarLotz Stock as of immediately prior to the effective time of the Merger. Each such holder of CarLotz Stock will be entitled to receive a number of Earnout Shares calculated pursuant to the terms of the Merger Agreement.

If at any time prior to the Forfeiture Date, the closing trading price of the Company Common Stock is greater than $15.00 over any 20 trading days within any 30 trading day period (the “Second Threshold”), the Company shall promptly issue 50% of the Earnout Shares to the holders of CarLotz Stock as of immediately prior to the effective time of the Merger. Each such holder of CarLotz Stock will be entitled to receive a number of Earnout Shares calculated pursuant to the terms of the Merger Agreement. If either the First Threshold or the Second Threshold is not met on or before the Forfeiture Date, the applicable portion of the Earnout Shares otherwise issuable by the Company will be forfeited.

If, prior to the Forfeiture Date, there is a Change of Control (as defined in the Merger Agreement) that will result in the holders of Company Common Stock receiving a per share price equal to or in excess of $10.00 (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the Company Common Stock after the date of the Merger Agreement), then the Company shall promptly issue all of the Earnout Shares not previously issued to each holder of CarLotz Stock as of immediately prior to the effective time of the Merger. Each such holder of CarLotz Stock will be entitled to receive a number of Earnout Shares calculated pursuant to the terms of the Merger Agreement.

Redemption Offer

Pursuant to the Company’s amended and restated certificate of incorporation and in accordance with the terms of the Merger Agreement, the Company will be providing its public stockholders with the opportunity to redeem all or a portion of their shares of Company Common Stock upon the completion of Merger at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days prior to the consummation of the Merger, including interest (which interest shall be net of taxes payable) earned on the funds held in the trust account, divided by the total number of then-outstanding shares of Company Common Stock.

Representations and Warranties

Each of CarLotz, the Company and Merger Sub have made representations and warranties in the Merger Agreement that are customary for transactions of this nature. The representations and warranties of the Company, Merger Sub and CarLotz will not survive the Closing.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of the business prior to consummation of the transactions contemplated under the Merger Agreement (the “Transactions”) and efforts to satisfy conditions to consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including, among others, (a) covenants providing for the Company and CarLotz to use reasonable best efforts to obtain all necessary regulatory approvals, (b) covenants providing for the Company, Merger Sub and CarLotz to cooperate in the preparation of the Registration Statement and Proxy Statement (as each such terms are defined in the Merger Agreement) required to be filed in connection with the Transactions, (c) covenants prohibiting CarLotz and its subsidiaries from engaging in any transactions involving the securities of the Company without the prior consent of the Company, except as contemplated in the Merger Agreement, (d) covenants providing that the Company will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable securities laws, (e) covenants prohibiting the parties or their affiliates to discuss or enter into agreements for alternative acquisition proposals, (f) covenants that require the Company to convene a stockholder meeting in order to obtain its stockholder approval of the Transactions, (g) covenants that require the Company to maintain in effect directors’ and officers’ liability insurance for a period of six (6) years from the date on which the Merger becomes effective covering individuals who are currently covered by CarLotz’ or any of its subsidiaries’ directors’ and officers’ liability insurance policies, and (h) covenants that require the Company to assume the employment agreements or offer letters entered into with executive officers of CarLotz.

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Conditions to Consummation of the Merger

Consummation of the Transactions is subject to customary conditions of the respective parties, including, among others:

(a) the following conditions to both parties’ obligation to consummate the Transactions: (i) the Merger shall have been approved by the stockholders of the Company and the stockholders of CarLotz (including, in the case of CarLotz, approval by a supermajority of disinterested stockholders, as provided in the Merger Agreement); (ii) the filings of the parties pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have been made and the applicable waiting period and any extension thereof shall have expired or been terminated; (iii) the Company shall have at least $5,000,001 of net tangible assets immediately following the Closing (after giving effect to the redemption of public shares by the Company’s public stockholders, the PIPE Investment (as defined below) and the other transactions contemplated to occur upon the Closing); (iv) a Registration Statement (as defined in the Merger Agreement) shall have become effective and be in effect, (v) the Company Common Stock to be issued in connection with the Transactions (including the Earnout Shares) shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof, and (vi) taking into account the PIPE Investment (as defined below) and after giving effect to exercise by the holders of the Company Common Stock of their right to redeem their Company Common Stock into their pro rata share of the trust account in accordance with the Company’s certificate of incorporation, immediately prior to Closing and without giving effect to any of the other Transactions, the Company shall have, on a consolidated basis, at least $175,000,000 in cash and cash equivalents; and

(b) the following conditions to either party’s obligation to consummate the Transactions: (i) there has been no material adverse effect (as defined in the Merger Agreement) that is continuing with respect to the other party since the date of the Merger Agreement; (ii) accuracy of the other party’s representations and warranties at the Closing, subject to the materiality standards set forth in the Merger Agreement, (iii) performance or compliance in all material respects by the other party of its covenants to be performed or complied with as of or prior to the Closing; and (iv) delivery by the other party of customary closing certificates and countersignatures to additional agreements to be executed at Closing.

Termination

The Merger Agreement may be terminated at any time prior to the date of the Closing (the “Closing Date”):

(a)                 by mutual written consent of the Company and CarLotz;

(b)                by either the Company or CarLotz if the Closing has not occurred on or before February 26, 2021 (the “Outside Date”); provided, however, that if the stockholders of the Company approve an extension of the date required to consummate a “business combination”, in accordance with the organizational documents of the Company, the Outside Date shall automatically be extended to the earlier of (i) such extension date and (ii) March 31, 2021;

(c)                 by either the Company or CarLotz if a governmental authority shall have enacted, issued, promulgated, enforced or entered any law which has become final and non-appealable, and which permanently restrains, enjoins or otherwise prohibits the Transactions;

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(d)                by either the Company or CarLotz, if the required stockholder approval of the Company or CarLotz is not obtained by the Outside Date;

(e)                 by the Company, at any time after the date that the Company receives, and notifies CarLotz of the Company’s receipt of, SEC approval and effectiveness of the Company’s Proxy Statement (as defined in the Merger Agreement), if CarLotz informs the Company in writing that it will not deliver to the Company the Written Consent (as defined in the Merger Agreement) on or prior to the Outside Date;

(f)                  by the Company, upon certain material and uncured breaches of the terms of the Merger Agreement by CarLotz; or

(g)                by CarLotz, upon certain material and uncured breaches of the terms of the Merger Agreement by the Company.

If the Merger Agreement is validly terminated, all further obligations and liabilities of the Company, Merger Sub and CarLotz under the Merger Agreement will terminate and become void and of no further force and effect, with certain limited exceptions, including liability for any intentional and willful breach of the Merger Agreement.

Additional Agreements to be Executed at Closing

The Merger Agreement provides that, upon consummation of the Merger, the Company, certain stockholders of CarLotz and Acamar Partners Sponsor I LLC (the “Sponsor”) will enter into a Stockholders Agreement, providing, among other things, for the right to nominate members of the board of directors of the Company following the consummation of the Transactions (the “Post-Closing Company Board”). The parties agreed that the Post-Closing Company Board shall initially be set at nine members, and thereafter may be changed from time to time by resolution of the Post-Closing Company Board in accordance with the certificate of incorporation and bylaws of the Company in effect after the consummation of the Transactions.

The Merger Agreement also provides that, upon consummation of the Merger, the Company, certain stockholders of CarLotz and the Sponsor will enter into a Registration Rights and Lockup Agreement (the “Registration Rights and Lockup Agreement”). Under the Registration Rights and Lockup Agreement, following the consummation of the Merger, the stockholder signatories thereto will have certain “demand,” “piggyback” and “shelf” registration rights. The Registration Rights and Lockup Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the stockholder signatories thereto against (or make contributions in respect of) certain liabilities that may arise under the Securities Act of 1933, as amended.

Additionally, under the Registration Rights and Lockup Agreement, certain stockholders of CarLotz signatories thereto agree that they will not, subject to certain exceptions, transfer any shares of the Company Common Stock beneficially owned or owned of record until the earliest of: (i) the date that is 180 days from the Closing Date, (ii) the last consecutive trading day where the last reported trading price of the Company Common Stock equals or exceeds $12.00 per share for any 20 trading days within any thirty 30-trading day period commencing at least 150 days after the Closing Date, or (iii) such date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Company Common Stock for cash, securities or other property.

The Merger Agreement has been unanimously approved by the Company’s board of directors, and the board has recommended that the Company’s stockholders adopt the Merger Agreement and approve the Merger and the other Transactions.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in part by the underlying disclosure schedules, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

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This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Sponsor Letter Agreement

In connection with the execution of the Merger Agreement, on October 21, 2020 the Company entered into a letter agreement with CarLotz and the Sponsor (the “Sponsor Letter Agreement”). The Sponsor Letter Agreement replaces and supersedes that certain letter agreement dated February 21, 2019 between the Sponsor and the Company. Pursuant to the Sponsor Letter Agreement, the Sponsor agrees, among other things, (i) to appear at the meeting of the stockholders of the Company or otherwise cause its shares to be counted as present for the purpose of establishing quorum; (ii) to vote in person or by proxy, or cause to be voted at such meeting in in person, or by proxy, in favor of the Merger and the adoption of the Merger Agreement and the other transactions contemplated by the Merger Agreement; and (iii) to vote in person, or by proxy, against any action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of the Sponsor under the Merger Agreement.

Pursuant to the Sponsor Letter Agreement, the Sponsor agrees that it shall not transfer any shares of the Company’s Class B common stock (or any shares of Company Common Stock issuable upon conversion thereof) (the “Sponsor Shares”) until:

(a)               with respect to 50% of such Sponsor Shares, the earliest of (A) one year after the completion of the Merger, (B) subsequent to the Merger, if the closing trading price of the Company Common Stock equals or exceeds $12.00 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the Company Common Stock) over any 20 trading days within any 30 trading day period commencing 150 days after the Closing Date and (C) the date following the completion of the Merger on which a Change of Control with respect to the Company is consummated that will result in the holders of the Company Common Stock receiving a per share price equal to or in excess of $10.00 (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the Company Common Stock).

(b)                with respect to 25% of such Sponsor Shares, the date on which the closing trading price of the Company Common Stock has been greater than $12.50 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the Company Common Stock) over any 20 trading days within any 30 trading day period commencing 150 days after the Closing Date; and

(c)                 with respect to 25% of such Sponsor Shares, the date on which the closing trading price of the Company Common Stock has been greater than $15.00 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the Company Common Stock) over any 20 trading days within any 30 trading day period commencing 150 days after the Closing Date.

If any condition set forth in clause (b) or (c) above is not met before the Forfeiture Date, the applicable portion of the Sponsor Shares will be forfeited.

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This description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Stockholder Letter Agreement

In connection with the execution of the Merger Agreement, certain CarLotz stockholders that collectively hold 100% of the issued and outstanding shares of CarLotz Preferred Stock and 67.7% of the issued and outstanding shares of CarLotz Stock delivered a Stockholder Letter Agreement dated October 21, 2020, pursuant to which, such CarLotz stockholders agreed to irrevocably and unconditionally execute a written consent in respect of all of the shares of CarLotz Stock held by such CarLotz stockholders to adopt the Merger Agreement, approve the Merger and approve the amendment of CarLotz’ certificate of incorporation on or prior to the third business day following the date that the consent solicitation statement included in the Registration Statement is disseminated to the CarLotz stockholders (which will occur following the date that the Registration Statement has been declared effective by the SEC).

This description of the Stockholder Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stockholder Letter Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

PIPE Subscription Agreements

Concurrently with the execution and delivery of the Merger Agreement, certain accredited investors (the “PIPE Investors”), including affiliates of the Sponsor and CarLotz, entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to purchase 12,500,000 shares of Company Common Stock (the “PIPE Shares”) at a purchase price per share of $10.00 and an aggregate purchase price of $125,000,000. The purchase of the PIPE Shares will be consummated concurrently with the Closing.

This description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of PIPE Subscription Agreement, a form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under the heading “PIPE Subscription Agreements” in Item 1.01 above is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the investor presentation that will be used by the Company in making presentations to certain existing and potential stockholders of the Company with respect to the Merger.

Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is a copy of the joint press release issued on October 22, 2020 by the Company and CarLotz announcing the execution of the Merger Agreement.

Attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference is a copy of the communications with investors on October 22, 2020 announcing the execution of the Merger Agreement.

The information in this Item 7.01 (including Exhibits 99.1, 99.2, and 99.3) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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Additional Information About the Transaction and Where to Find It

The Company intends to file with the SEC a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus in connection with the Merger and will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Merger because the proxy statement/prospectus will contain important information about the Company, CarLotz and the Merger. The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to Joseba Picaza at joseba@acamarpartners.com.

Participants in Solicitation

The Company, CarLotz and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders with respect to the approval of the Merger. Information regarding the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019. Additional information regarding the participants in the proxy solicitation, including CarLotz’ directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement on Form S-4 and the definitive proxy statement/prospectus for the Merger when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to the Company as described above under “Additional Information About the Transaction and Where to Find It.”

In connection with the Merger, at any time prior to the special meeting to approve the Merger, certain existing Company stockholders, which may include certain of the Company’s officers, directors and other affiliates, may enter into transactions with stockholders and other persons with respect to the Company’s securities to provide such investors or other persons with incentives in connection with the approval and consummation of the Merger. While the exact nature of such incentives has not yet been determined, they might include, without limitation, arrangements to purchase shares from or sell shares to such investors and persons at nominal prices or prices other than fair market value. These stockholders will only effect such transactions when they are not then aware of any material nonpublic information regarding the Company, CarLotz or their respective securities.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to the Company’s and CarLotz’ future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Merger, the business plans, objectives, expectations and intentions of the public company once the transaction is complete, and CarLotz’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on the Company’s or CarLotz’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or CarLotz’ control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (3) the ability of the public entity to meet Nasdaq’s listing standards following the Merger; (4) the inability to complete the private placement of the PIPE Shares; (5) the risk that the proposed transaction disrupts current plans and operations of CarLotz as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and agents and retain its management and key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that CarLotz may be adversely affected by other economic, business, regulatory and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, CarLotz or any of their respective directors or officers, following the announcement of the potential transaction; and (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

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Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent annual report on Form 10-K, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Registration Statement on Form S-4 and the Company’s proxy statement/prospectus when available. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and CarLotz undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in the Company and is not intended to form the basis of an investment decision in the Company. All subsequent written and oral forward-looking statements concerning the Company and CarLotz, the proposed transaction or other matters and attributable to the Company and CarLotz or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated October 21, 2020
10.1	Sponsor Letter Agreement, dated October 21, 2020
10.2	Stockholder Letter Agreement, dated October 21, 2020
10.3	Form of Subscription Agreement
99.1	Investor Presentation
99.2	Press Release, dated October 22, 2020
99.3	Script for October 22, 2020 Investor Call

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACAMAR PARTNERS ACQUISITION CORP.

Dated: October 22, 2020	By:	/s/ Luis Ignacio Solorzano Aizpuru
	Name:	Luis Ignacio Solorzano Aizpuru
	Title:	Chief Executive Officer

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